Exhibit 10.5

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 5, 2010, between Rampant Lion Energy, LLC, a Louisiana limited liability company, having its principal executive office and place of business at 9700 Richmond Avenue, Suite 124, Houston Texas 77042 (“Borrower”) and Macquarie Bank Limited, a bank incorporated in accordance with the laws of Australia, with offices at Level 15, No. 1 Martin Place, Sydney, New South Wales, 2000 Australia (“Lender”). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

Background

A.

Borrower and Lender have previously entered into a Amended and Restated Senior First Lien Secured Credit Agreement dated September 14, 2006 (as amended, restated, modified or otherwise supplemented from time to time, the “Credit Agreement”), for the purpose of making available to Borrower a senior secured term loan for the purposes set forth in the Credit Agreement.

B.

Borrower and Lender desire to modify certain terms and conditions of the Credit Agreement.

C.

Lender is willing to amend the Credit Agreement pursuant to the terms and conditions of this Amendment.

Agreements

In consideration of the mutual covenants of Borrower and Lender set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, Borrower and Lender agree as follows:

1.

Definitions.  Article I is amended as follows:

(a)

The definition of “Contract Rate” is deleted in its entirety and replaced with the following:

“Contract Rate” means a floating rate, calculated and payable on a monthly basis in arrears based upon a 360-day year, equal to the rate per annum of the Prime Rate plus eight percent (8%).

(b)

The definition of “G&A Cap” is deleted in its entirety and replaced with the following:

“G&A Cap” means zero.

(c)

The definition of “Maturity Date” is deleted in its entirety and replaced with the following:

“Maturity Date” means the earlier of (a) March 20, 2011, or (b) the first date on which the payment and performance of the Obligations is accelerated by Lender as a result of the occurrence of one or more Events of Default.

(d)

The definition of “Obligations” is deleted in its entirety and replaced with the following:

“Obligations” means and include all loans and advances (including the Term Loan), debts, liabilities, obligations, covenants, duties and amounts owing or to be owing by Borrower or any Affiliate of Borrower to Lender or any Affiliate of Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty, letter of credit or other instrument, arising directly or indirectly, under this Agreement, the Term Note, the Security Documents, the Swap Agreement or other Hedging Agreement, or under any Loan Documents, the Amber Loan Documents, the Guaranty and all renewals, extensions and/or rearrangements of any of the foregoing.  The term includes, but is not limited to, all interest, reasonable charges, expenses, consultants’ and attorneys’ fees and any other sum chargeable to Borrower under this Agreement, the Term Note, the Security Documents, or any of the Loan Documents.  “Obligations” shall not include any debts, liabilities, obligations, covenants or duties owing by Borrower under the Net Profits Overriding Royalty Interest Conveyance.

(e)

The definition of “Payment Date” is deleted in its entirety and replaced with the following:

“Payment Date” means the twentieth (20th) day of each month beginning August 20, 2010.

(f)

The following definitions shall be added to Article 1 in alphabetical order:

“Amber Loan Documents” means the $10,000,000 Amended and Restated Secured Credit Agreement between Amber Energy, LLC and Macquarie Bank Limited dated April 30, 2008, as amended, supplemented or modified from time to time (the “Amber Credit Agreement”), as well as all “Loan Documents” as defined therein.

“Guaranty” means the Unconditional Guaranty dated August 5, 2010, granted by Borrower to Lender in support of the obligations of Borrower’s affiliate, Amber Energy, LLC, to Lender under the Amber Loan Documents.

“JOG” means Jurasin Oil & Gas, Inc., a Louisiana corporation.

“Second Amendment” means the Second Amendment to Credit Agreement between Borrower and Lender dated August 5, 2010.

2.

Amendments.

(a)

Section 2.5(b) of the Credit Agreement is amended by deleting the existing Section 2.5(b) in its entirety and replacing it with the following:

(b)  All interest will be computed on the actual number of days elapsed over a year comprised of 360 days. Interest will be due and payable in immediately available funds on the Maturity Date.

(b)

Section 2.6(a) of the Credit Agreement is amended by deleting the existing Section 2.6(a) in its entirety and replacing it with the following:

(a)

Payment of Obligations.

(i)

On each Payment Date, Borrower will, subject to Section 2.8(a), pay to Lender the Applicable Percentage of Net Operating Cash Flow to be applied as set forth in Section 2.6(c).  All interest on the outstanding principal balance of the Term Loan from the Closing Date through the last day of the month immediately preceding the first Payment Date will be due and payable on the first Payment Date.  On each subsequent Payment Date, interest will be due and payable on the outstanding principal balance of the Term Loan for the immediately preceding month, and Borrower will pay to Lender the Applicable Percentage of Net Operating Cash Flow to be applied against the entire outstanding balance of the Term Loan (including accrued interest) in the order set forth in Section 2.6(c), subject to Section 6.21.  In no event shall payments made to Lender on any Payment Date be less than the interest accrued and payable on the outstanding balance of the Term Loan through the applicable Payment Date.

(ii)

On each Payment Date, Borrower shall make monthly mandatory principal reduction payments with respect to the Obligations (in addition to any other payments or prepayments of principal and interest due under this Agreement) (A) in an amount equal to One Hundred Thousand Dollars ($100,000) during the period beginning August 20, 2010, and continuing through September 20, 2010, and (B) in an amount equal to Two Hundred and Fifty Thousand Dollars ($250,000) during the period beginning on September 21, 2010, and continuing through the earlier of repayment of all the Obligations or the Maturity Date.  The payment set forth above in this Section 2.6(a)(ii) shall be an aggregate payment combined with payment under Section 2.6(a)(ii) of the Amber Credit Agreement, such that the total payment under the Amber Credit Agreement and this Agreement equals the amount set forth above in this Section 2.6(a)(ii).  Provided, however, Borrower shall be entitled to a credit of any amounts received by Lender under Section 2.10 against any future payments due under this Section 2.6(a)(ii).

(c)

Section 2.8 of the Credit Agreement is amended by adding the following new subsections (d) and (e):

(d)

As of the date of the Second Amendment, the total amount of cash collateral in the Project Account is zero.

(e)

Subject to Section 2.8(c), but notwithstanding any other term or provision of this Section 2.8, on the Maturity Date and at any time a Default exists, Borrower authorizes and directs Lender to apply any or all of the amounts then credited to the Project Account against the Obligations in accordance with Section 2.6(c).  Whenever Lender exercises its rights under this Section 2.8(e), if Borrower has not previously provided to Lender satisfactory documentation of amounts to be remitted to Borrower under Section 2.8(c), then Lender can make a good faith estimate of such amounts subject to adjustment upon receipt of acceptable documentation from Borrower.

(d)

Section 2.10 of the Credit Agreement is amended by deleting the existing Section 2.10 in its entirety and replacing it with the following:

Section 2.10  Mandatory Prepayment of the Term Loan.

(a)  Borrower shall promptly pay to Lender one hundred percent (100%) of all net proceeds from the sale of any Collateral (excluding sales of Hydrocarbons in the ordinary course of business and the sale of Equipment pursuant to the Security Agreement).  The preceding sentence will not be deemed to be a consent by Lender to any sale.  Any prepayments shall have no effect on the Net Profits Overriding Royalty Interest Conveyance granted to any Lender, or the rights of such Lender with respect to the Net Profits Overriding Royalty Interest.  For the avoidance of any doubt, proceeds from a farmout or similar agreement approved in writing in advance by Lender shall not be subject to this Section 2.10(a).

(b)  Borrower shall promptly pay to Lender any cash amounts received as insurance proceeds under any property or casualty insurance in relation to any portion of the Collateral.

(c)  Borrower shall promptly pay to Lender an amount in cash equal to one-sixth (1/6th) of the gross proceeds received by Borrower or any of its Affiliates as a result of equity investments in Borrower or any of its Affiliates by any Person.  For the avoidance of doubt, such payment of one-sixth (1/6th) of the gross proceeds of any equity investment set forth above in this Section 2.10(c) shall be calculated on an aggregate basis with the payment under Section 2.10(d) of the Amber Credit Agreement, such that the aggregate total payment under the Amber Credit Agreement and this Agreement equals no more than one-sixth (1/6th) of the total gross proceeds of any equity investment.

(e)  All amounts paid by Borrowers to Lender under this Section 2.10 will be immediately applied as a prepayment of the Loans in accordance with Section 2.6(c).

(e)

Article X of the Credit Agreement is amended by deleting the existing Section 10.1(a) and replacing it with the following:

(a)

Borrower fails to make any payment under this Agreement, the Term Note, any Security Document or the Guaranty on the date due;

(f)

Article X of the Credit Agreement is amended by adding the following new subsection (x) to Section 10.1:

(x)

the occurrence of a “default” or an “Event of Default” under any of the Amber Loan Documents that continues beyond any applicable grace period;

3.

Limited Waiver of Defaults.  Lender hereby waives any Default or Event of Default existing under any of the Loan Documents immediately prior to the execution and delivery of this Amendment.  Notwithstanding the previous sentence, however, NOTHING IN THIS AMENDMENT WILL BE CONSTRUED TO CONSTITUTE A WAIVER BY LENDER OF ANY FUTURE DEFAULT OR EVENT OF DEFAULT BY BORROWER OR ANY OTHER PERSON UNDER THE CREDIT AGREEMENT (AS AMENDED HEREBY) OR ANY OF THE OTHER LOAN DOCUMENTS.  NOTHING HEREIN SHALL BE CONSTRUED TO WAIVE ANY RIGHTS OR REMEDIES AVAILABLE TO LENDER OR ITS AFFILIATES PURSUANT TO THE CREDIT AGREEMENT, OTHER LOAN DOCUMENTS, THE COMPANY AGREEMENT, OR BY OPERATION OF LAW OR OTHERWISE (WHICH RIGHTS SHALL BE CUMULATIVE) AS A RESULT OF ANY FUTURE DEFAULT OR EVENT OF DEFAULT.

4.

The Obligations.  Borrower and each of the other Obligors agree and acknowledge that, as of July 28, 2010, (a) the principal amount outstanding under the Term Note is One Million Two Hundred Twenty-Three Thousand Three Hundred Nine Dollars and Sixty-Five Cents ($1,223,309.65), (b) the amount of unpaid and accrued interest on the Term Note is One Hundred Twenty-One Thousand Three Hundred Sixty-Seven Dollars and Five Cents ($121,367.05), and (c) no defense or right of set off exists with respect to the enforceability of any of the Obligations.

5.

Default Interest Rate.  For the avoidance of any doubt and in accordance with the email dated September 17, 2009, pursuant to which Lender notified Borrower that a payment default exists and is continuing under the Credit Agreement (the “Default Notice”), interest shall continue to accrue at the Default Rate and to the extent that interest due and payable is not satisfied by the cash flow sweep provisions of Section 2.8 of the Credit Agreement, interest shall, each month, be capitalized as principal and bear interest at the Default Rate until the Maturity Date set forth in this Amendment at which time all principal and accrued and unpaid interest shall be due and payable.

6.

Conditions to Effectiveness of This Amendment.  This Amendment will become effective upon the execution and delivery to Lender of each of the following documents by the Borrower , each in form and substance acceptable to Lender:

(a)

Lender receives One Hundred Thousand Dollars ($100,000) in cash from Borrower and/or RLE to be applied against the Obligations with the source of that cash being the funds currently held in the RLE Project Account; and

(b)

Borrower and the other parties to each of the following documents (other than Lender) have executed and delivered each of the following documents to Lender in form and substance acceptable to Lender:

(i)

this Amendment;

(ii)

Second Amendment to Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement from Borrower in favor of Lender;

(iii)

Omnibus Amendment from Borrower and JOG in favor of Lender;

(iv)

the Guaranty;

(v)

Guaranty Agreement from Parent in favor of Lender;

(vi)

Subordination Agreement from JOG in favor of Lender;

(vii)

Subordination Agreement from Parent in favor of Lender;

(viii)

that certain Letter Agreement regarding Lender’s consent to the reorganization of JOG between JOG, Borrower, Rampant Lion Energy, LLC and Lender;

(ix)

Certificate of the Managing Member of Borrower certifying as to Borrower’s Charter Documents, authorizing resolutions and good standing;

(x)

Certificate of Secretary of JOG certifying as to JOG’s Charter Documents, authorizing resolutions and good standing;

(xi)

a legal opinion of Borrower’s counsel with respect to the transactions contemplated hereby, in form and substance satisfactory to Lender;

(xii)

a payment instruction letter executed by Borrower, JOG, Amber and John Thomas Bridge & Opportunity Fund, LP II authorizing and directing Lender to apply all amounts currently held in the RLE Project Account against the Obligations; and

(xiii)

any other document necessary or convenient in the opinion of Lender or its counsel to give effect to the modifications to the Credit Agreement contemplated by this Amendment.

7.

Reaffirmation of Representations and Warranties, Additional Representations and Warranties.  Borrower, to induce Lenders to enter into this Amendment, hereby reaffirm, as of the date hereof (except to the extent the previous representations and warranties speak as to a certain date), their representations and warranties contained in the Credit Agreement and in all other documents executed pursuant thereto, and additionally represent and warrant as follows:

(a)

The execution and delivery of this Amendment and the performance by Borrower of their respective obligations under this Amendment are within the power of each Borrower, have been duly authorized by all necessary company action, have received all necessary governmental approvals (if any shall be required), and do not and will not contravene or conflict with (i) any provision of law applicable to Borrower or Parent, (ii) any of the respective Charter Documents of each Borrower or Parent, or (iii) any agreement binding upon Borrower or Parent or any of their respective assets.

(b)

This Amendment represents the legal, valid and binding obligations of Borrower  enforceable against them in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles.

(c)

A true and complete copy of the Exchange Agreement is attached as Exhibit A hereto.

8.

Ratification of Liens and Security Interests.  Borrower  hereby acknowledge and ratify the existence and priority of the Liens granted by Borrower in favor of Lender in and to the Collateral and represent, warrant and covenant that such liens and security interests are valid, existing and in full force and effect.

9.

Miscellaneous.  The Credit Agreement, as amended hereby, supersedes all prior agreements (written or oral) between Borrower and Lender with regard to the subject matters hereof.  This Amendment is a Loan Document.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement as amended by this Amendment and any other Loan Document, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement.  All references to the Credit Agreement will refer to the Credit Agreement as amended by this Amendment and any other amendments properly executed among the parties.  Borrower  agree that all Loan Documents to which they are a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence their legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment or are amended in connection with this Amendment).  Borrower releases Lender from any liability for actions or failures to act in connection with the Loan Documents prior to the date of this Amendment.  No course of dealing among Borrower and Lender or any other Person will be deemed to have altered or amended the Credit Agreement or affected either Borrower’s or Lender’s right to enforce the Credit Agreement as written.  This Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

10.

Form.  Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this instrument must be in form and substance satisfactory to Lender and its counsel.

11.

Multiple Counterparts.  This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, and all of which constitute, collectively, one instrument; but, in making proof of this instrument, it shall not be necessary to produce or account for more than one such counterpart.  It shall not be necessary for Borrower and Lender to execute the same counterpart hereof so long as Borrower and Lender each execute a counterpart hereof.  For purposes of this Amendment, an electronic copy of any party’s signature to this Amendment shall be deemed an original signature.

12.

Governing Law.  This Amendment and all transactions provided for in this Amendment will be governed by, interpreted and construed under and enforced pursuant to the laws of the State of Texas, without regard to its conflicts of laws provisions.

13.

FINAL AGREEMENT.  THE LOAN DOCUMENTS, AS AMENDED BY OR IN CONNECTION WITH THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[The next pages are the Signature Pages]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.

BORROWER:

Rampant Lion Energy, LLC,

a Louisiana limited liability company

By:  Jurasin Oil & Gas, Inc.,
a Louisiana corporation, its Managing Member

By: /s/ John M. Jurasin

John M. Jurasin, President

OTHER OBLIGORS:

Amber Energy, LLC,

a Louisiana limited liability company

By: JURASIN OIL & GAS, INC.,

a Louisiana corporation, its Managing Member

By: /s/ John M. Jurasin

John M. Jurasin, President

Jurasin Oil & Gas, Inc.,

a Louisiana corporation,

By: /s/ John M. Jurasin

       John M. Jurasin, President

Radiant Oil & Gas, Inc.,

a Nevada corporation

By: /s/ John M. Jurasin

Name:

____________________

Title:

____________________

Signature Page to Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.

LENDER:

Macquarie Bank Limited,

a Bank incorporated in accordance with the

By:

/s/ Jonathan Rourke

Name:

Jonathan Rourke

Title:

Executive Director

By:

/s/ Karen Goepfert

Name:

Karen Goepfert

Title:

Associate Director

Exhibits:

Exhibit A - Exchange Agreement

Signature Page to Second Amendment to Credit Agreement